Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Financial Statements

Unaudited | September 30, 2015 | NYSE Symbols: ECC / ECCA

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Financial Statements (Unaudited) – September 30, 2015

Important Information

This report and the information and views included herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with Eagle Point Credit Company Inc. (the “Company”) or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Company or a solicitation of an offer to purchase any securities and is not a prospectus. From time to time, the Company may have a registration statement relating to one or more of its securities on file with the U.S. Securities and Exchange Commission (“SEC”).  Any registration statement that has not yet been declared effective by the SEC, and any prospectus relating thereto, is not complete and may be changed. Any securities that are the subject of such a registration statement may not be sold until the registration statement filed with the SEC is effective.

Investors should read the Company’s prospectus and SEC filings (which are publicly available on the EDGAR Database on the SEC website at http://www.sec.gov) carefully and consider their investment goals, time horizons and risk tolerance before investing in the Company. Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing in securities of the Company. There is no guarantee that any of the goals, targets or objectives described in this report will be achieved. An investment in the Company is not appropriate for all investors. The investment program of the Company is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Company is not intended to be a complete investment program. Shares of closed-end investment companies, such as the Company, frequently trade at a discount from their net asset value, which may increase investors’ risk of loss. Past performance is not indicative of, or a guarantee of, future performance. The information referenced herein represents information as of September 30, 2015. Nothing herein shall be relied upon as a representation as to the future performance or portfolio holdings of the Company. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Company’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein. The information shown herein is unaudited and subject to adjustment. No obligation to update or revise any information herein is being assumed.

Neither Eagle Point Credit Management LLC nor the Company provide legal, accounting or tax advice. Any statement regarding such matters is explanatory and may not be relied upon as definitive advice. Investors should consult with their legal, accounting and tax advisors regarding any potential investment.

About Eagle Point Credit Company Inc.

The Company is a publicly-traded, non-diversified, closed-end management investment company. The Company’s investment objective is to generate high current income and capital appreciation primarily through investment in equity and junior debt tranches of CLOs. The Company is externally managed and advised by Eagle Point Credit Management LLC. The principals of Eagle Point Credit Management LLC are Thomas P. Majewski, Daniel W. Ko and Daniel M. Spinner. The Company makes certain unaudited portfolio information available on its website on a monthly basis in addition to making certain other unaudited financial information available on its website (www.eaglepointcreditcompany.com).

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Company’s filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report.

i

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

As of September 30, 2015

(expressed in U.S. dollars)

(Unaudited)

ASSETS
Investments, at fair value (cost $305,946,102)	$262,895,383
Cash	221,574
Interest receivable	10,676,987
Prepaid expenses	98,696
Total Assets	273,892,640

LIABILITIES

Mandatorily redeemable preferred stock (Note 7):
Mandatorily redeemable preferred stock (1,818,000 shares outstanding)	45,450,000
Unamortized deferred debt issuance costs	(2,042,875)
Net mandatorily redeemable preferred stock less unamortized deferred debt issuance costs	43,407,125

Common stock distribution payable	8,290,178
Incentive fee payable	1,996,878
Management fee payable	1,167,685
Administration fees payable	148,674
Professional fees payable	92,906
Directors' fees payable	79,375
Due to affiliates	49,919
Other expenses payable	72,373
Total Liabilities	55,305,113

COMMITMENTS AND CONTINGENCIES (Note 8)

NET ASSETS applicable to 13,816,963 shares of $0.001 par value common stock outstanding	$218,587,527

NET ASSETS consist of:
Paid-in capital (Notes 5 & 6)	$270,148,104
Accumulated net realized gain (loss) on investments	830,708
Accumulated net unrealized appreciation (depreciation) on investments	(43,050,719)
Aggregate common stock distributions paid in excess of net investment income	(9,450,119)
Aggregate reinvestment of distributions	109,553
Total Net Assets	$218,587,527
Net asset value per share of common stock	$15.82

See accompanying notes to the consolidated financial statements

1

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

As of September 30, 2015

(expressed in U.S. dollars)

(Unaudited)

Company	Investment(1)	Effective Yield(2)	Principal Amount	Cost	Fair Value(3)(4)	% of Net Assets
CLO Debt
CIFC Funding 2015-III, Ltd.	CLO Secured Note - Class F (due 10/19/27)	7.18%	$1,150,000	$1,039,805	$972,613	0.44%
Cutwater 2015-I, Ltd.	CLO Secured Note - Class F (due 7/15/27)	7.38%	3,500,000	3,149,300	2,963,625	1.36%
Marathon CLO VIII Ltd.	CLO Secured Note - Class D (due 7/18/27)	6.34%	750,000	702,750	675,675	0.31%
Zais CLO 3, Ltd.	CLO Secured Note - Class E (due 7/15/27)	7.57%	2,600,000	2,297,880	2,153,710	0.99%
				7,189,735	6,765,623	3.10%
CLO Equity
Apidos CLO XIV	CLO Subordinated Note (due 4/15/25)	15.34%	11,177,500	8,301,808	7,496,183	3.43%
Avery Point V CLO, Ltd.	CLO Income Note (due 7/17/26)	14.57%	10,875,000	8,216,669	4,773,199	2.18%
Babson CLO Ltd. 2013-II	CLO Subordinated Note (due 1/18/25)	16.65%	12,939,125	8,910,466	8,465,015	3.87%
BlueMountain CLO 2013-2, Ltd.	CLO Subordinated Note (due 1/22/25)	15.45%	5,000,000	4,285,939	3,504,755	1.60%
Battalion CLO IX Ltd.	CLO Subordinated Note (due 7/15/28)	19.03%	18,250,000	16,279,000	15,835,443	7.24%
CIFC Funding 2013-I, Ltd.	CLO Subordinated Note (due 4/16/25)	14.85%	4,000,000	3,300,795	2,744,001	1.26%
CIFC Funding 2013-II, Ltd.	CLO Subordinated Note (due 4/21/25)	14.79%	12,325,000	7,979,490	8,003,350	3.66%
CIFC Funding 2014, Ltd.	CLO Subordinated Note (due 4/18/25)	18.04%	13,387,500	9,612,423	8,213,856	3.76%
CIFC Funding 2014, Ltd.	CLO Income Note (due 4/18/25)	18.04%	500,000	393,504	292,425	0.13%
CIFC Funding 2014-III, Ltd.	CLO Income Note (due 7/22/26)	16.19%	5,000,000	3,976,992	3,308,319	1.51%
CIFC Funding 2014-IV, Ltd.	CLO Income Note (due 10/17/26)	14.11%	7,000,000	5,533,868	4,026,647	1.84%
CIFC Funding 2015-III, Ltd.	CLO Subordinated Note (due 10/19/27)	16.75%	15,400,000	13,467,422	13,099,300	5.99%
Cutwater 2015-I, Ltd.	CLO Subordinated Note (due 7/15/27)	19.52%	27,300,000	24,081,330	22,839,936	10.45%
Flagship CLO VIII, Ltd.	CLO Subordinated Note (due 1/16/26)	14.82%	20,000,000	15,312,847	11,264,028	5.15%
Flagship CLO VIII, Ltd.	CLO Income Note (due 1/16/26)	14.82%	7,360,000	5,221,751	3,729,191	1.71%
Galaxy XVIII CLO, Ltd.	CLO Subordinated Note (due 10/15/26)	13.12%	5,000,000	3,813,612	2,455,622	1.12%
GoldenTree Loan Opportunities VIII, Ltd.	CLO Subordinated Note (due 4/19/26)	17.20%	16,560,000	13,881,723	11,477,031	5.25%
Halcyon Loan Advisors Funding 2014-3, Ltd.	CLO Subordinated Note (due 10/22/25)	13.43%	5,750,000	4,831,143	2,752,960	1.26%
Marathon CLO VI Ltd.	CLO Subordinated Note (due 5/13/25)	14.24%	2,975,000	2,309,668	2,337,916	1.07%
Marathon CLO VII Ltd.	CLO Subordinated Note (due 10/28/25)	15.67%	10,526,000	8,922,122	7,574,360	3.47%
Marathon CLO VIII Ltd.	CLO Subordinated Note (due 7/18/27)	19.42%	14,500,000	13,775,000	12,731,825	5.82%
Octagon Investment Partners XIV, Ltd.	CLO Subordinated Note (due 1/15/24)	18.17%	12,325,000	9,212,118	6,381,379	2.92%
Octagon Investment Partners XIV, Ltd.	CLO Income Note (due 1/15/24)	18.17%	4,250,000	2,887,564	2,130,986	0.97%
Octagon Investment Partners XIX, Ltd.	CLO Subordinated Note (due 4/15/26)	15.76%	3,000,000	2,305,298	1,666,685	0.76%
Octagon Investment Partners XVII, Ltd.	CLO Subordinated Note (due 10/25/25)	15.08%	12,000,000	9,413,107	6,710,053	3.07%
Octagon Investment Partners XX, Ltd.	CLO Subordinated Note (due 8/12/26)	13.45%	2,500,000	2,166,407	1,639,101	0.75%
OHA Credit Partners IX, Ltd.	CLO Subordinated Note (due 10/20/25)	12.13%	6,750,000	5,729,899	4,021,574	1.84%
Regatta III Funding Ltd.	CLO Subordinated Note (due 4/15/26)	12.29%	2,500,000	1,841,803	1,109,882	0.51%
Sheridan Square CLO, Ltd.	CLO Subordinated Note (due 4/15/25)	27.74%	2,125,000	1,895,238	1,744,057	0.80%
THL Credit Wind River 2013-2 CLO Ltd.	Class M Note (due 1/18/26)	7.68%	1,275,000	198,804	429,018	0.20%
THL Credit Wind River 2013-2 CLO Ltd.	CLO Subordinated Note (due 1/18/26)	14.15%	11,462,250	8,745,205	6,857,870	3.14%
THL Credit Wind River 2014-3 CLO Ltd.	CLO Subordinated Note (due 1/22/27)	17.65%	13,000,000	11,117,253	9,776,898	4.47%
Voya CLO 2014-4, Ltd.	CLO Subordinated Note (due 10/14/26)	15.28%	10,000,000	8,646,099	6,818,325	3.12%
Zais CLO 3, Ltd.	CLO Subordinated Note (due 7/15/27)	19.04%	11,750,000	10,340,000	7,962,025	3.64%
				256,906,367	214,173,215	97.96%
Loan Accumulation Facilities(5)
Octagon Investment Partners 26, Ltd.	Loan Accumulation Facility (Preference shares)		9,450,000	9,450,000	9,450,188	4.32%
OFSI VIII, Ltd.	Loan Accumulation Facility (Class A preference shares)		17,800,000	17,800,000	17,892,113	8.19%
Mountain View CLO XI Ltd.	Loan Accumulation Facility (Class A preference shares)		3,800,000	3,800,000	3,800,201	1.74%
THL Credit Wind River 2015-3 CLO Ltd.	Loan Accumulation Facility (Class A preference shares)		3,800,000	3,800,000	3,800,057	1.74%
Waterson Park CLO, Ltd.	Loan Accumulation Facility (Preference shares)		7,000,000	7,000,000	7,013,986	3.21%
				41,850,000	41,956,545	19.20%

Total investments at fair value as of September 30, 2015				$305,946,102	$262,895,383	120.26%

Net assets above (below) fair value of investments					(44,307,856)

Net assets as of September 30, 2015					$218,587,527

(1)	All investments categorized as structured finance securities.
(2)	CLO subordinated notes, income notes, and M notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon a current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. Such projections are periodically reviewed and adjusted as needed. The estimated yield and investment cost may ultimately not be realized.
(3)	Fair value is determined in good faith in accordance with the Company's valuation policy and is reviewed and accepted by the Company's Board of Directors.
(4)	Fair value includes the Company's interest in fee rebates on CLO subordinated notes.
(5)	Loan accumulation facilities are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle.

See accompanying notes to the consolidated financial statements

2

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS

For the nine months ended September 30, 2015

(expressed in U.S. dollars)

(Unaudited)

INVESTMENT INCOME
Interest income	$29,746,244
Other income	501,015
Total Investment Income	30,247,259

EXPENSES
Incentive fee	4,687,811
Management fee	3,540,716
Interest expense on mandatorily redeemable preferred stock	1,411,573
Administration fees	524,489
Professional fees	509,784
Tax expense	331,902
Directors' fees	265,375
Other expenses	224,365
Total Expenses	11,496,015

NET INVESTMENT INCOME	18,751,244

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	299,695
Net change in unrealized appreciation (depreciation) on investments	(39,267,717)
NET GAIN (LOSS) ON INVESTMENTS	(38,968,022)

NET INCOME (LOSS) & NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(20,216,778)

See accompanying notes to the consolidated financial statements

3

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(expressed in U.S. dollars)

(Unaudited)

	For the three months ended September 30, 2015	For the six months ended June 30, 2015	For the nine months ended September 30, 2015
INVESTMENT INCOME
Interest income	$11,477,200	$18,269,044	$29,746,244
Other income	210,642	290,373	501,015
Total Investment Income	11,687,842	18,559,417	30,247,259

EXPENSES
Incentive fee	1,741,365	2,946,446	4,687,811
Management fee	1,167,686	2,373,030	3,540,716
Interest expense on mandatorily redeemable preferred stock	955,541	456,032	1,411,573
Administration fees	220,290	304,199	524,489
Professional fees	169,458	340,326	509,784
Tax expense	241,652	90,250	331,902
Directors' fees	96,375	169,000	265,375
Other expenses	60,121	164,244	224,365
Total Expenses	4,652,488	6,843,527	11,496,015

NET INVESTMENT INCOME	7,035,354	11,715,890	18,751,244

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	41,551	258,144	299,695
Net change in unrealized appreciation (depreciation) on investments	(37,475,563)	(1,792,154)	(39,267,717)
NET GAIN (LOSS) ON INVESTMENTS	(37,434,012)	(1,534,010)	(38,968,022)

NET INCOME (LOSS) & NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(30,398,658)	$10,181,880	$(20,216,778)

Note: The above Consolidated Statement of Operations represents the quarter ended September 30, 2015, the semi-annual period ended June 30, 2015, and the nine months ended September 30, 2015, and has been provided as supplemental information to the consolidated financial statements.

See accompanying notes to the consolidated financial statements

4

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(expressed in U.S. dollars, except share amounts)

(Unaudited)

	For the nine months ended September 30, 2015	For the period from October 6, 2014 to December 31, 2014
Net income (loss) and net increase (decrease) in net assets resulting from operations:
Net investment income	$18,751,244	$4,260,591
Net realized gain (loss) on investments	299,695	531,013
Net change in unrealized appreciation (depreciation) on investments	(39,267,717)	(9,078,984)
Total net income (loss) and net increase (decrease) in net assets resulting from operations	(20,216,778)	(4,287,380)

Common stock distributions paid to stockholders:
Common stock distributions from net investment income	(18,751,244)	(4,260,591)
Common stock distributions from net realized gains on investments	(299,695)	-
Common stock distributions from return of capital	(5,814,769)	(3,335,655)
Total common stock distributions paid to stockholders	(24,865,708)	(7,596,246)

Capital share transactions:
Issuance of shares of common stock upon conversion	-	173,338,066
Issuance of shares of common stock upon the Company's initial public offering	-	102,106,020
Proceeds from issuance of shares of common stock in accordance with the Company's dividend reinvestment plan	109,553	-
Total capital share transactions	109,553	275,444,086

Total increase (decrease) in net assets	(44,972,933)	263,560,460
Net assets at beginning of period	263,560,460	-
Net assets at end of period	$218,587,527	$263,560,460

Capital share activity:
Shares of common stock issued upon conversion	-	8,656,057
Shares of common stock sold upon the Company's initial public offering	-	5,155,301
Shares of common stock issued in accordance with the Company's dividend reinvestment plan	5,605	-
Total increase (decrease) in capital share activity	5,605	13,811,358

See accompanying notes to the consolidated financial statements

5

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED STATEMENT OF MEMBER'S EQUITY

For the period from June 6, 2014 (Commencement of Operations) to October 5, 2014

(expressed in U.S. dollars)

(Unaudited)

Member's equity at beginning of period	$-
Contributed securities at fair value	148,926,566
Contributed cash	15,256,539
Net investment income	7,755,029
Net realized gain (loss) on investments	1,204,960
Net change in unrealized appreciation (depreciation) on investments	194,972
Member's equity at end of period	$173,338,066

Units issued and outstanding as of October 5, 2014 (prior to conversion)(1)	2,500,000

Net asset value per unit	$69.34

(1) Units were converted into 8,656,057 shares of common stock, effective October 6, 2014.

See Note 5 "Sole Member's Equity" for further discussion relating to Member's Equity for the period from June 6, 2014 (Commencement of Operations) to October 5, 2014.

Note: The above Consolidated Statement of Member's Equity represents the period when the Company was initially organized as a Delaware limited liability company and a wholly-owned subsidiary of Eagle Point Credit Partners Sub Ltd., and has been provided as supplemental information to the consolidated financial statements.

See accompanying notes to the consolidated financial statements

6

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

For the nine months ended September 30, 2015

(expressed in U.S. dollars)

(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss) and net increase (decrease) in net assets resulting from operations	$(20,216,778)

Adjustments to reconcile net income (loss) and net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(189,699,299)
Proceeds from sales of investments (1)	104,825,865
Net realized (gain) loss on investments	(299,695)
Net change in unrealized (appreciation) depreciation on investments	39,267,717
Changes in assets and liabilities:
Interest receivable	(6,133,295)
Receivable for securities sold	14,496,825
Prepaid expenses	(24,147)
Payable for securities purchased	(27,488,200)
Incentive fee payable	1,996,878
Management fee payable	91,971
Administration fees payable	128,598
Professional fees payable	17,906
Directors' fees payable	55,750
Due to affiliates	49,919
Other expenses payable	72,373

Net cash provided by (used in) operating activities	(82,857,612)

CASH FLOWS FROM FINANCING ACTIVITIES
Common stock distributions paid to stockholders	(24,171,776)
Proceeds from shares of common stock issued in accordance with the Company's dividend reinvestment plan	109,553
Mandatorily redeemable preferred stock	45,450,000
Unamortized deferred debt issuance costs	(2,042,875)

Net cash provided by (used in) financing activities	19,344,902

NET INCREASE (DECREASE) IN CASH	(63,512,710)

CASH, BEGINNING OF PERIOD	63,734,284

CASH, END OF PERIOD	$221,574

Supplemental disclosure of non-cash financing activities:
Change in distributions declared on shares of common stock, not yet paid	$693,932

Supplemental disclosures:
Cash paid for interest expense on mandatorily redeemable preferred stock	$1,301,325
Amortization included in interest expense on mandatorily redeemable preferred stock	110,248
Total interest expense on mandatorily redeemable preferred stock	$1,411,573

(1) Proceeds from sales of investments includes $21,414,150 of cash flows reflected as return of capital on portfolio investments.

See accompanying notes to the consolidated financial statements

7

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2015

 (Unaudited)

1.	ORGANIZATION

Eagle Point Credit Company Inc. (the “Company”) is an externally managed, non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s common stock is listed on the New York Stock Exchange (the “NYSE”) under the symbol “ECC.”

As of September 30, 2015, the Company had two wholly-owned subsidiaries: Eagle Point Credit Company Sub LLC, a Delaware limited liability company, and Eagle Point Credit Company Sub (Cayman) Ltd., a Cayman Islands exempted company.

The Company was initially formed on March 24, 2014 as Eagle Point Credit Company LLC, a Delaware limited liability company and a wholly-owned subsidiary of Eagle Point Credit Partners Sub Ltd., a Cayman Island exempted company (the “Sole Member”), which, in turn, is a subsidiary of Eagle Point Credit Partners LP (the “Private Fund”). The Private Fund is a master fund in a master feeder structure and has three feeder funds which invest substantially all of their assets in the Private Fund.

The Company commenced operations on June 6, 2014, the date the Sole Member contributed, at fair value, a portfolio of cash and securities to the Company.

On October 6, 2014, the Company converted from a Delaware limited liability company into a Delaware corporation (the “Conversion”). At the time of the Conversion, the Sole Member became a stockholder of Eagle Point Credit Company Inc. In connection with the Conversion, the Sole Member converted 2,500,000 units of the Delaware limited liability company into shares of common stock in the Delaware corporation at $20 per share, resulting in 8,656,057 shares and an effective conversion rate of 3.4668 shares per unit, immediately therewith, the Sole Member distributed such shares to the Private Fund, which in turn, distributed such shares as a redemption in-kind to certain of its ultimate beneficial owners. On October 7, 2014, the Company priced its initial public offering (the “IPO”) and, on October 8, 2014, the Company’s shares began trading on the NYSE.

See Note 5 “Sole Member’s Equity” and Note 6 “Common Stock” for further discussion relating to the Conversion and IPO.

The Company has elected to be treated as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

Eagle Point Credit Management LLC (the “Adviser”) is the investment adviser of the Company and manages the investments of the Company subject to the supervision of the Company’s Board of Directors (the “Board”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. Eagle Point Administration LLC, a wholly-owned subsidiary of the Adviser, is the administrator of the Company (the “Administrator”).

The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve its investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations (“CLOs”) that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans. The CLO securities in which the Company will primarily seek to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. The Company may also invest in other securities and instruments related to these investments or that the Adviser believes are consistent with the Company’s investment objectives, including senior debt tranches of CLOs and loan accumulation facilities. From time to time, in connection with the acquisition of newly issued CLO equity, the Company may receive fee rebates from the CLO issuer. The Company’s interests in fee rebates are held in the name of Eagle Point Credit Company Sub LLC.

8

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2015

 (Unaudited)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All intercompany accounts have been eliminated upon consolidation. The Company is considered an investment company under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Items included in the consolidated financial statements are measured and presented in United States dollars.

Fair Value of Financial Instruments

Assets and liabilities, which qualify as financial instruments under FASB ASC Topic 825 Financial Instruments, are carried at fair value or contractual amounts approximating fair value.

Use of Estimates

The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions which affect the reported amounts included in the consolidated financial statements and accompanying notes as of the reporting date. Actual results may differ from those estimated.

Valuation of Investments

The most significant estimate inherent in the preparation of the consolidated financial statements is the valuation of investments. In the absence of readily determinable fair values, fair value of the Company’s investments is determined in accordance with the Company’s valuation policy. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company.

The Company accounts for its investments in accordance with U.S. GAAP, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected on the consolidated financial statements at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price). The Company’s fair valuation process is reviewed and approved by the Board.

The fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

9

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2015

 (Unaudited)

Investments measured and reported at fair value are classified and disclosed in one of the following categories based on inputs:

•	Level I – Observable, quoted prices for identical investments in active markets as of the reporting date.

•	Level II – Quoted prices for similar investments in active markets or quoted prices for identical investments in markets that are not active as of the reporting date.

•	Level III – Pricing inputs are unobservable for the investment and little, if any, active market exists. Fair value inputs require significant judgment or estimation from the Adviser.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input significant to that fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

Investments for which observable, quoted prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as provided for in the Company’s valuation policy and accepted by the Board.

An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date. For financial reporting purposes, valuations are accepted by the Board on a quarterly basis.

See Note 3 “Investments” for further discussion relating to the Company’s investments.

In valuing the Company’s investments in CLO debt, CLO equity and loan accumulation facilities, the Adviser considers a variety of relevant factors as set forth in the Company’s valuation policy, including price indications from multiple dealers, recent trading prices for specific investments, recent purchases and sales known to the Adviser in similar securities and output from a third-party financial model.

The third-party financial model contains detailed information on the characteristics of CLOs, including recent information about assets and liabilities, and is used to project future cash flows. Key inputs to the model, including assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions as well as those of the Adviser.

Investment Income Recognition

Interest income from debt positions in CLO investment vehicles is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected.

Interest income from investments in CLO equity is recorded based upon an effective yield to maturity utilizing assumed cash flows. The Company monitors the expected cash flows from its CLO equity investments and effective yield is determined and adjusted as needed. Cash flows received in excess of the effective yield are reflected as return of capital.

Interest income from loan accumulation facilities is characterized and recorded based on information provided by the trustees of each loan accumulation facility.

10

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2015

 (Unaudited)

Other Income

Other income may include the Company’s share of income under the terms of Class M notes and fee rebate agreements and is recorded based upon an effective yield to maturity utilizing assumed cash flows. The Company monitors the expected cash flows from its Class M notes and fee rebate agreements and effective yield is determined and adjusted as needed. Cash flows received in excess of the effective yield are reflected as return of capital.

Interest Expense

Interest expense includes the Company’s paid distributions, distributions declared but not yet paid, and amortization of deferred debt issuance costs associated with its 7.75% Series A Term Preferred Stock due 2022 (the “Series A Term Preferred Stock”).

See Note 7 “Mandatorily Redeemable Preferred Stock” for further discussion relating to the Series A Term Preferred Stock issuance.

Deferred Debt Issuance Costs

Deferred debt issuance costs consist of fees and expenses incurred in connection with the issuance of the Series A Term Preferred Stock. Deferred debt issuance costs were capitalized at the time of issuance and will be amortized on a straight-line basis over the term of the Series A Term Preferred Stock. Amortization of deferred debt issuance costs are reflected in the Interest expense on mandatorily redeemable preferred stock balance in the Consolidated Statement of Operations.

See Note 10 “Recent Accounting Pronouncements” for further discussion on the Company’s early adoption of ASU 2015-03 “Simplifying the Presentation of Debt Issuance Costs.”

Securities Transactions

The Company records the purchases and sales of securities on trade date. Realized gains and losses on investments sold are recorded on the basis of the specific identification method.

Cash and Cash Equivalents

The Company has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Company maintains its cash in bank accounts, which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institution where the accounts are held in order to manage any risk associated with such accounts. No cash equivalent balances were held as of September 30, 2015.

Expense Recognition

Expenses are recorded on the accrual basis of accounting.

Organization Costs

The Adviser has paid all of the Company’s organization costs.

Prepaid Expenses

Prepaid expenses consist primarily of insurance premiums and debt issuance related expenses.

Federal and Other Taxes

The Company intends to operate so as to qualify to be taxed as a RIC under subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting

11

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2015

 (Unaudited)

purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for federal income tax purposes.

As of September 30, 2015, the federal income tax cost and net unrealized depreciation on securities held by the Company were as follows:

Cost for federal income tax purposes	$308,121,796

Gross unrealized appreciation	$866,654
Gross unrealized depreciation	$(46,093,067)
Net unrealized depreciation	$(45,226,413)

Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences primarily arising from partnerships and passive foreign investment company investments. These amounts will be finalized before filing the Company’s federal income tax return.

Distributions

Distributions paid to common stockholders from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Distributions to common stockholders from net investment income, if any, are expected to be declared and paid quarterly. Distributions paid to common stockholders are recorded as a liability on declaration date and are automatically reinvested in full shares of the Company in accordance with the Company’s dividend reinvestment plan (the “DRIP”). The Company’s common stockholders who opt-out of participation in the DRIP (including those common stockholders whose shares are held through a broker who has opted out of participation in the DRIP) will receive all distributions in cash.

The characterization of distributions paid to stockholders reflect estimates made by the Company for U.S. GAAP purposes. Such estimates are subject to re-characterization for federal income tax purposes at year-end.

3.	INVESTMENTS

Fair Value Measurement

The following tables summarize the valuation of the Company’s investments measured and reported at fair value under the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of September 30, 2015:

Fair Value Measurement
	Level I	Level II	Level III	Total

CLO Debt	$-	$-	$6,765,623	$6,765,623

CLO Equity	-	-	214,173,215	214,173,215

Loan Accumulation Facilities	-	-	41,956,545	41,956,545
Total Investments at Fair Value	$-	$-	$262,895,383	$262,895,383

There were no transfers of investments between these levels during the nine months ended September 30, 2015.

12

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2015

 (Unaudited)

The changes in investments classified as Level III are as follows for the nine months ended September 30, 2015:

Change in Investments Classified as Level III
	CLO Debt	CLO Equity	Loan Accumulation Facilities	Total

Beginning Balance at January 1, 2015	$2,963,185	$184,026,786	$30,000,000	$216,989,971

Purchases of investments	14,440,635	99,658,664	75,600,000	189,699,299

Proceeds from sales of investments	(10,300,875)	(30,657,563)	(63,867,427)	(104,825,865)

Net realized gains (losses) and net change in unrealized appreciation (depreciation)	(337,322)	(38,854,672)	223,972	(38,968,022)

Balance as of September 30, 2015	$6,765,623	$214,173,215	$41,956,545	$262,895,383

Change in unrealized appreciation (depreciation) on investments still held as of September 30, 2015	$(358,466)	$(40,192,188)	$106,545	$(40,444,109)

The net realized gains (losses) recorded for Level III investments are reported in the Net realized gain (loss) on investments balance in the Consolidated Statement of Operations. Net changes in unrealized appreciation (depreciation) are reported in the Net change in unrealized appreciation (depreciation) on investments balance in the Consolidated Statement of Operations.

The change in unrealized depreciation on investments still held as of September 30, 2015 was $(40,444,109).

Valuation of CLO Subordinated and Income Notes

The Adviser gathers price indications from dealers, if available, as part of its valuation process to estimate fair value of each CLO subordinated and income note investment. Dealer price indications are not firm bids and may not be representative of the actual value where trades can be consummated.

In addition, the Adviser utilizes a third party financial model to estimate the fair value of CLO subordinated and income note investments. The model contains detailed information on the characteristics of each CLO, including recent information about assets and liabilities from data sources such as trustee reports, and is used to project future cash flows to the CLO note tranches, as well as management fees. The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level III of the fair value hierarchy as of September 30, 2015. In addition to the techniques and inputs noted in the table below, according to the Company’s valuation policy, the Adviser may use other valuation techniques and methodologies when determining the Company’s fair value measurements as provided for in the valuation policy and approved by the Board. The table below is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Company’s fair value measurements.

13

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2015

 (Unaudited)

	Quantitative Information about Level III Fair Value Measurements
Assets	Fair Value as of September 30, 2015	Valuation Techniques/Methodologies	Unobservable Input	Range / Weighted Ave rage
CLO Equity	$214,173,215	Discounted Cash Flows	Constant Default Rate	0.00% - 2.00%

			Constant Prepayment Rate	25.00%

			Reinvestment Spread	3.40% - 3.95% / 3.78%

			Reinvestment Price	99.50%

			Reinvestment Floor (1)	1.00%

			Recovery Rate	70.00%

			Discount Rate to Maturity	14.10% - 42.70% / 21.24%

(1) Assumed 1.0% reinvestment floor for 2 years after purchase of asset and 0.0% thereafter

Increases (decreases) in the constant default rate, reinvestment price and discount rate in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in the reinvestment spread, reinvestment floor and recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the constant prepayment rate may result in a higher (lower) fair value, depending on the circumstances. Generally, a change in the assumption used for the constant default rate may be accompanied by a directionally opposite change in the assumption used for the constant prepayment rate and recovery rate.

Valuation of CLO Secured Notes

The Company’s CLO debt has been valued using unadjusted indicative broker dealer quotes. As a result, there were no unobservable inputs that have been internally developed by the Company in determining the fair values of these investments as of September 30, 2015.

Valuation of Loan Accumulation Facilities

Loan accumulation facilities are typically short- to medium-term in nature and are entered into in contemplation of a specific CLO investment. Unless the loan accumulation facility documents contemplate transferring the underlying loans at a price other than original cost plus accrued interest or the Adviser determines the originally contemplated CLO is unlikely to be consummated, the fair value of the loan accumulation facility is based on the cost of the underlying loans plus accrued interest and realized gains (losses) reported by the trustee. In all other situations, the fair value of the CLO loan accumulation facility is based on the market value of the underlying loans plus accrued interest.

Investment Risk Factors and Concentration of Investments

Market Risk. Certain events particular to each market in which the Company’s investments conduct operations, as well as general economic and political conditions, may have a significant negative impact on the operations and profitability of the Company’s investments and/or on the fair value of the Company’s investments. Such events are beyond the Company’s control, and the likelihood they may occur and the potential effect on the Company cannot be predicted.

Concentration Risk. The Company is classified as “non-diversified” under the 1940 Act. As a result, the Company can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Company may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. In particular, because the Company’s portfolio of investments may lack diversification among CLO securities and related investments, the Company is susceptible to a risk of significant loss if one or more of these CLO securities and related investments experience a high level of defaults on the collateral they hold.

Liquidity Risk. The securities issued by CLOs generally offer less liquidity than below investment grade or high-yield corporate debt, and are subject to certain transfer restrictions imposed on certain financial and other

14

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2015

 (Unaudited)

eligibility requirements on prospective transferees. Other investments the Company may purchase through privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, the Company’s ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments. In addition, CLOs are subject to the possibility of liquidation upon an event of default, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

Risks of Investing in CLOs. The Company’s investments consist in part of CLO securities and the Company may invest in other related structured finance securities. CLOs and structured finance securities are generally backed by an asset or a pool of assets (typically senior secured loans and other credit-related assets in the case of a CLO) which serve as collateral. The Company and other investors in CLO and structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Therefore, CLO and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLO and other structured finance securities. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the fact that investments in CLO equity and junior debt tranches will likely be subordinate to other senior classes of CLO debt; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by a CLO may cause payments on the instruments the Company holds to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which the Company invests, are less liquid than many other types of securities and may be more volatile than the assets underlying the CLOs the Company may target. In addition, CLO and other structured finance securities may be subject to prepayment risk.

Risks of Investing in Loan Accumulation Facilities. The Company invests in loan accumulation facilities, which are short- to medium-term facilities often provided by the bank that will serve as placement agent or arranger on a CLO transaction and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in loan accumulation facilities have risks similar to those applicable to investments in CLOs. In addition, there typically will be no assurance future CLOs will be consummated or that loans held in such a facility are eligible for purchase by the CLO. Furthermore, the Company likely will have no consent rights in respect of the loans to be acquired in such a facility and in the event the Company does have any consent rights, they will be limited. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans. This could expose the Company primarily to credit and/or mark-to-market losses, and other risks. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage.

Interest Rate Risk. The fair value of certain investments held by the Company may be significantly affected by changes in interest rates. Although senior secured loans are generally floating rate instruments, the Company’s investments in senior secured loans through CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch could have a negative effect on the amount of funds distributed to CLO equity investors. In addition, CLOs may not be able to enter into hedge agreements, even if it may otherwise be in the best interests of the CLO to hedge such interest rate risk. Furthermore, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its assets and operating results. In the event the Company’s interest expense was to

15

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2015

 (Unaudited)

increase relative to income, or sufficient financing became unavailable, return on investments and cash available for distribution would be reduced. In addition, future investments in different types of instruments may carry a greater exposure to interest rate risk.

LIBOR Floor Risk. An increase in LIBOR will increase the financing costs of CLOs. Since many of the senior secured loans within these CLOs have LIBOR floors, there may not be corresponding increases in investment income (if LIBOR increases but stays below the average LIBOR floor rate of such senior secured loans) resulting in smaller distribution payments to the equity investors in these CLOs.

LIBOR Risk. The CLOs in which the Company invests typically obtain financing at a floating rate based on LIBOR. Regulators and law-enforcement agencies from a number of governments, including entities in the United States, Japan, Canada and the United Kingdom, have conducted or are conducting civil and criminal investigations into potential manipulation of LIBOR. Several financial institutions have reached settlements with the Commodity Futures Trading Commission, the U.S. Department of Justice Fraud Section and the United Kingdom Financial Services Authority in connection with investigations by such authorities into submissions made by such financial institutions to the bodies whom set LIBOR and other interbank offered rates. Additional investigations remain ongoing with respect to other major banks. There can be no assurance there will not be additional admissions or findings of rate-setting manipulation or manipulations of LIBOR or other similar interbank offered rates will not be shown to have occurred. ICE Benchmark Administration Limited (formerly NYSE Euronext Rate Administration Limited) assumed administration of LIBOR on February 1, 2014. Any new administrator of LIBOR may make methodological changes to the way in which LIBOR is calculated or may alter, discontinue or suspend calculation or dissemination of LIBOR. Any such actions or other effects from the ongoing investigations could adversely affect the liquidity and value of the Company’s investments. Further, additional admissions or findings of manipulation may decrease the confidence of the market in LIBOR and lead market participants to look for alternative, non-LIBOR based types of financing, such as fixed rate loans or bonds or floating rate loans based on non-LIBOR indices. An increase in alternative types of financing at the expense of LIBOR-based CLOs may impair the liquidity of the Company’s investments. Additionally, it may make it more difficult for CLO issuers to satisfy certain conditions set forth in a CLO’s offering documents.

Historically Low Interest Rate Environment. As of the date of the consolidated financial statements, interest rates in the United States are at, or near, historic lows, which may increase the Company’s exposure to risks associated with rising interest rates. Moreover, interest rate levels are currently impacted by extraordinary monetary policy initiatives, the effect of which is impossible to predict with certainty.

Leverage Risk. The Company has incurred leverage through the issuance of the Series A Term Preferred Stock and the Company may incur additional leverage, directly or indirectly, through one or more special purpose vehicles, indebtedness for borrowed money, as well as leverage in the form of derivative transactions, additional shares of preferred stock and other structures and instruments, in significant amounts and on terms the Adviser and the Board deem appropriate, subject to applicable limitations under the 1940 Act. Any such leverage does not include embedded or inherent leverage in CLO structures in which the Company invests or in derivative instruments in which the Company may invest. Accordingly, there may be a layering of leverage in overall structure. The more leverage is employed, the more likely a substantial change will occur in the Company’s net asset value (“NAV”). Accordingly, any event adversely affecting the value of an investment would be magnified to the extent leverage is utilized.

Highly Subordinated and Leveraged Securities Risk. The Company’s portfolio includes equity and junior debt investments in CLOs, which involve a number of significant risks. CLO equity and junior debt securities are typically very highly levered (with CLO equity securities typically being leveraged nine to thirteen times), and therefore the junior debt and equity tranches in which the Company is currently invested are subject to a higher degree of risk of total loss. In particular, investors in CLO securities indirectly bear risks of the collateral held by such CLOs. The Company will generally have the right to receive payments only from the CLOs, and will generally not have direct rights against the underlying borrowers or the entity that sponsored

16

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2015

 (Unaudited)

the CLO. While the CLOs the Company intends to initially target generally enable the investor to acquire interests in a pool of senior secured loans without the expenses associated with directly holding the same investments, the Company will generally pay a proportionate share of the CLOs’ administrative, management and other expenses. In addition, the Company may have the option in certain CLOs to contribute additional amounts to the CLO issuer for purposes of acquiring additional assets or curing coverage tests, thereby increasing overall exposure and capital at risk to such CLO.

Credit Risk. If a CLO in which the Company invests, an underlying asset of any such CLO or any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status either or both the Company’s income and NAV may be adversely impacted. Non-payment would result in a reduction of the Company’s income, a reduction in the value of the applicable CLO security or other credit investment experiencing non-payment and, potentially, a decrease in the Company’s NAV. With respect to investments in CLO securities and credit investments that are secured, there can be no assurance liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of a scheduled dividend, interest or principal or such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Company could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a CLO security or credit investment. To the extent the credit rating assigned to a security in the Company’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected. In addition, if a CLO triggers an event of default as a result of failing to make payments when due or for other reasons, the CLO would be subject to the possibility of liquidation, which could result in full loss of value to the CLO equity and junior debt investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

4.	RELATED PARTY TRANSACTIONS

Investment Adviser

On June 6, 2014, the Company entered into an investment advisory agreement (the ‘‘Advisory Agreement’’) with the Adviser. Pursuant to the terms of the Advisory Agreement, the Company pays the Adviser a management fee and an incentive fee for its services.

The management fee is calculated and payable quarterly, in arrears, at an annual rate equal to 1.75% of the Company’s “total equity base.” “Total equity base” means the net asset value attributable to the common stock and the paid-in, or stated, capital of the Series A Term Preferred Stock. The management fee for any partial quarter is pro-rated (based on the number of days actually elapsed at the end of such partial quarter relative to the total number of days in such calendar quarter). The Company was charged a management fee of $3,540,716 for the nine months ended September 30, 2015, of which, $1,167,685 was payable as of September 30, 2015.

The incentive fee is calculated and payable quarterly, in arrears, based on the pre-incentive fee net investment income (the “PNII”) of the Company for the immediately preceding calendar quarter. For this purpose, PNII means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees the Company receives from an investment) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement (as defined below) and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). PNII includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments payment-in-kind interest and zero coupon securities), accrued income the Company has not yet received in cash. PNII does not include any realized capital gains or realized or unrealized losses.

PNII, expressed as a rate of return on the value of the Company’s NAV at the end of the immediately preceding calendar quarter, is compared to a hurdle rate of 2.00% per quarter (8.00% annualized). The Company pays the Adviser an incentive fee with respect to the Company’s PNII in each calendar quarter as follows: (1) no

17

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2015

 (Unaudited)

incentive fee in any calendar quarter in which the Company’s PNII does not exceed 2.00%; (2) 100% of the Company’s PNII with respect to that portion of such PNII, if any, exceeding the hurdle rate but less than 2.50% in any calendar quarter; and (3) 20% of the amount of the Company’s PNII, if any, exceeding 2.50% in any calendar quarter. The Company incurred incentive fees of $4,687,811 for the nine months ended September 30, 2015, of which, $1,996,878 was payable as of September 30, 2015.

Administrator

Effective June 6, 2014, the Company entered into an administration agreement (the ‘‘Administration Agreement’’) with the Administrator, a wholly-owned subsidiary of the Adviser. Subject to supervision by and the overall control of the Board, the Administrator acts as administrator of the Company, and furnishes, or arranges for others to furnish, the administrative services, personnel and facilities necessary for the operation of the Company. The Company reimburses the Administrator for the costs and expenses incurred in performing its obligations under the Administration Agreement. The Administrator has delegated to SS&C Technologies Inc. (“SS&C”) certain administrative and clerical services to perform on behalf of the Company.

For the nine months ended September 30, 2015, the Company was charged a total of $524,489 in administration fees consisting of $384,402 and $140,087 relating to services provided by the Administrator and SS&C, respectively, which are included in the Consolidated Statement of Operations and, of which, $148,674 was payable as of September 30, 2015.

Affiliated Ownership

Certain directors, officers and other related parties, including members of the Company’s management, hold 64.0% of the common stock and 0.8% of the Series A Term Preferred Stock of the Company as of September 30, 2015. This represents 56.7% of the total outstanding voting stock of the Company as of September 30, 2015.

Exemptive Relief

On March 17, 2015, the SEC issued an order granting the Company exemptive relief to co-invest in certain negotiated investments with affiliated investment funds managed by the Adviser, subject to certain conditions.

5.	SOLE MEMBER’S EQUITY

For the period of June 6, 2014 to October 5, 2014, the Company was a wholly-owned subsidiary of the Sole Member, which in turn was a wholly-owned subsidiary of the Private Fund. As of October 5, 2014, the Company had 2,500,000 units issued and outstanding, all of which were held by the Sole Member.

On June 6, 2014, the Sole Member contributed $155,301,542 to the Company, consisting of cash of $6,374,976 and securities with a fair value of $148,926,566 (cost basis of $143,825,556) as detailed in the following table:

Contributed Portfolio

	Cost as of June 6, 2014	Fair Value as of June 6, 2014

CLO Debt	$6,586,030	$6,632,450

CLO Equity	79,864,526	83,219,961

Loan Accumulation Facilities	57,375,000	59,074,155

Total	$143,825,556	$148,926,566

The contribution price represents fair value of the securities as determined in accordance with U.S. GAAP as of the contribution date and as accepted by the Company’s audit committee and the Board.

18

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2015

 (Unaudited)

6.	COMMON STOCK

On October 6, 2014, the Company converted from a Delaware limited liability company into a Delaware corporation.  At the time of the Conversion, the Sole Member of Eagle Point Credit Company LLC became a stockholder of Eagle Point Credit Company Inc. and was issued an aggregate of 8,656,057 shares of common stock, par value $0.001 per share. The Sole Member distributed such shares to the Private Fund, which in turn, distributed such shares as a redemption in-kind to certain of its ultimate beneficial owners.

On October 7, 2014, the Company priced its IPO and sold an additional 5,155,301 shares of its common stock at a public offering price of $20 per share. The Company raised gross proceeds of $103,106,020. The Company paid $1,000,000 or $0.07 per share in offering costs associated with the successful offering. This cost was borne by all common stockholders of the Company as a charge to stockholders’ equity. The Company has used the net proceeds from the IPO to acquire investments in accordance with the Company’s investment objectives and strategies and for general working capital purposes.

On October 8, 2014, the Company’s shares began trading on the NYSE under the symbol “ECC.”

As of September 30, 2015, there were 100,000,000 shares of common stock authorized, of which 13,816,963 shares were issued and outstanding.

7.	MANDATORILY REDEEMABLE PREFERRED STOCK

On May 18, 2015, the Company closed an underwritten, public offering of 1,600,000 shares of Series A Term Preferred Stock at a public offering price of $25 per share, resulting in gross proceeds of $40.0 million and approximately $38.1 million in net proceeds to the Company, after payment of underwriting discounts and commissions and offering expenses.

The underwriters partially exercised the thirty-day overallotment option granted to them in connection with the offering and on June 2, 2015, purchased an additional 218,000 shares of Series A Term Preferred Stock, resulting in additional gross proceeds of $5.5 million and approximately $5.2 million in additional net proceeds to the Company, after payment of underwriting discounts and commissions.

The Series A Term Preferred Stock is listed on the NYSE under the symbol “ECCA.”

As of September 30, 2015, there were 20,000,000 shares of preferred stock authorized, of which 1,818,000 shares were issued and outstanding.

The Company is required to redeem all outstanding shares of the Series A Term Preferred Stock on June 30, 2022 at a redemption price of $25 per share (the “Liquidation Preference”), plus accumulated but unpaid dividends, if any. At any time on or after June 29, 2018, the Company may, at its sole option, redeem the outstanding shares of the Series A Term Preferred Stock at a redemption price per share equal to the Liquidation Preference, plus accumulated but unpaid dividends, if any. In addition, if the Company fails to maintain asset coverage with respect to the mandatorily redeemable preferred stock of at least 200% and is unable to cure such failure by a certain date, it will be required to redeem shares of mandatorily redeemable preferred stock, including the Series A Term Preferred Stock, at least equal to the lesser of (1) the minimum number of shares of mandatorily redeemable preferred stock that will result in achieving asset coverage of at least 200%, or (2) the maximum number of shares of mandatorily redeemable preferred stock that can be redeemed out of funds legally available for redemption.

8.	COMMITMENTS AND CONTINGENCIES

The Company is not currently subject to any material legal proceedings. From time to time, the Company may

19

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

 NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2015

 (Unaudited)

be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect these proceedings will have a material effect upon its financial condition or results of operations.

As of September 30, 2015, the Company had no unfunded commitments.

9.	INDEMNIFICATIONS

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, during the normal course of business, the Company enters into contracts containing a variety of representations which provide general indemnifications. The Company’s maximum exposure under these agreements cannot be known; however, the Company expects any risk of loss to be remote.

10.	RECENT ACCOUNTING PRONOUNCEMENTS

In April 2015, the FASB issued Accounting Standards Update No. 2015-03 (“ASU 2015-03”), “Simplifying the Presentation of Debt Issuance Costs,” which requires debt issuance costs to be presented in the balance sheet as a direct deduction from the carrying value of the associated debt liability, consistent with the presentation of a debt discount or premium. ASU 2015-03 is effective for public entities for annual and interim reporting periods in fiscal years beginning after December 15, 2015. Early adoption of ASU 2015-03 is permitted for financial statements that have not been previously issued.

The Company has decided to early adopt ASU 2015-03 and has reported deferred debt issuance costs associated with its Series A Term Preferred Stock as a deduction from the carrying amount of the financial liability.

See Note 7 “Mandatorily Redeemable Preferred Stock” for further discussion relating to the Series A Term Preferred Stock issuance.

11.	SUBSEQUENT EVENTS

The Company has recorded a common stock distribution payable of $8,290,178 or $0.60 per share, for distributions declared as of September 30, 2015. These distributions were paid to common stockholders on October 30, 2015. In accordance with the Company’s DRIP, 3,147 new shares of common stock were issued to common stockholders as of October 30, 2015.

On October 1, 2015, the Company declared three separate distributions of $293,532 or $0.161459 per share on its Series A Term Preferred Stock. The first distribution was paid on October 30, 2015 to holders of record on October 15, 2015. The additional distributions are payable on each of November 30, 2015 and December 31, 2015 to holders of record on November 16, 2015 and December 15, 2015, respectively.

On November 5, 2015, the Company filed a pre-effective amendment to a pending registration statement on file with the SEC to register the issuance and sale of its common stock, preferred stock, debt securities and rights to purchase its common stock for an aggregate maximum offering price not to exceed $300 million pursuant to the shelf registration procedures of the SEC.

Management of the Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of release of this report. Management has determined there are no events in addition to those described above which would require adjustment to or disclosure in the consolidated financial statements and related notes through the date of release of this report.

20

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

FINANCIAL HIGHLIGHTS

SEPTEMBER 30, 2015

(Unaudited)

Per Share Data	For the nine months ended September 30, 2015	For the period from October 6, 2014 to December 31, 2014

Net asset value at beginning of period	$19.08	$20.00

Offering costs associated with the Company's initial public offering	-	(0.07)

Net asset value at beginning of period net of offering costs	19.08	19.93

Net investment income (1)	1.36	0.32

Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments	(2.82)	(0.62)

Net income (loss) and net increase (decrease) in net assets resulting from operations	(1.46)	(0.30)

Common stock distributions from net investment income	(1.36)	(0.31)

Common stock distributions from net realized gains on investments	(0.02)	-

Common stock distributions from tax return of capital	(0.42)	(0.24)

Total common stock distributions declared to stockholders	(1.80)	(0.55)

Net asset value at end of period	$15.82	$19.08

Per share market value at beginning of period	$20.10	$19.93

Per share market value at end of period	$19.04	$20.10

Total return (2)	3.08%	0.85%

Shares of common stock outstanding at end of period	13,816,963	13,811,358

Ratios and Supplemental Data:

Net asset value at end of period	$218,587,527	$263,560,460
Ratio of expenses to average net assets (3)	6.02%	2.13%
Ratio of net investment income to average net assets (3)	9.82%	6.84%
Portfolio turnover rate (4)	34.32%	37.11%
Asset coverage ratio of mandatorily redeemable preferred stock	576%	N/A

(1)	Per share distributions paid to preferred stockholders and the aggregate amount of amortized deferred debt issuance costs are reflected in net investment income, and totaled ($0.09) and ($0.01) per share of common stock, respectively, for the nine months ended September 30, 2015.
(2)	Total return based on market value is calculated assuming that shares of the Company’s common stock were purchased at the market price as of the beginning of the period, and that distributions paid to common stockholders during the period were reinvested at prices obtained by the Company’s dividend reinvestment plan, and that the total number of shares were sold at the closing market price per share on the last day of the period. Total return does not reflect any sales load. Total returns for the nine months ended September 30, 2015 and for the period from October 6, 2014 to December 31, 2014 are not annualized.
(3)	Ratios for the nine months ended September 30, 2015 and for the period from October 6, 2014 to December 31, 2014 are annualized. Ratios include distributions paid to preferred stockholders.
(4)	The portfolio turnover rate is calculated as the total of investment sales executed during the period, divided by the average fair value of investments for the same period.

21

EAGLE POINT CREDIT COMPANY INC. & SUBSIDIARIES

FINANCIAL HIGHLIGHTS

SEPTEMBER 30, 2015

(Unaudited)

Financial highlights for the period from June 6, 2014 (Commencement of Operations) to October 5, 2014 for the Sole Member are as follows:

Per Unit Data	For the period from June 6, 2014 (Commencement of Operations) to October 5, 2014

Net asset value at beginning of period	$62.12

Net investment income	3.10

Net realized and unrealized capital gain (loss) on investments	0.56

Total from investment operations	3.66

Adjustment for additional cash contributions	3.56

Net asset value at end of period	$69.34

Total return (1)	5.89%

Ratios and Supplemental Data:

Net asset value at end of period	$173,338,066
Ratio of total expenses to average net assets (1)	0.00%
Ratio of net investment income to average net assets (1)	4.74%
Portfolio turnover rate (2)	52.07%

(1)	Total return and ratios for the period from June 6, 2014 (Commencement of Operations) to October 5, 2014 are not annualized.
(2)	The portfolio turnover rate is calculated as the total of investment sales executed during the period from June 6, 2014 (Commencement of Operations) to October 5, 2014, divided by the average fair value of investments for the same period.

Note: The above Financial Highlights for the period from June 6, 2014 (Commencement of Operations) to October 5, 2014 for the Sole Member represents the period when the Company was initially organized as a Delaware limited liability company and a wholly-owned subsidiary of Eagle Point Credit Partners Sub Ltd.

22

Eagle Point Credit Company Inc.

20 Horseneck Lane

Greenwich, CT 06830

(203) 340-8500

Investment Adviser

Eagle Point Credit Management LLC

20 Horseneck Lane

Greenwich, CT 06830

Transfer Agent, Registrar, Dividend Disbursement and Stockholder Servicing Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

(800) 937-5449

www.eaglepointcreditcompany.com

This report, including the financial statements herein, is made available to stockholders of the Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or any securities mentioned in this report.

© Eagle Point Credit Company Inc. All rights reserved.

23